Exhibit 99.5

Transition Services and

Separation Agreement

This Transition Services and Separation Agreement (this “Agreement”), effective as of November 14, 2022 (the “Effective Date”), is entered into by and between TSS, Inc (formerly known as Fortress International Group, Inc.), a Delaware corporation (“TSS” or “the Company”), and Anthony Angelini (“Executive”) (collectively referred to as the “Parties”).

WHEREAS, Executive is currently employed by the Company as its President and Chief Executive Officer and the parties have agreed for Executive to cease being the President and Chief Executive Officer of the Company as of the Effective Date, to provide certain transition services to the Company during the period from the Effective Date through the Separation Date (as defined below), and to separate his employment with the Company as of the Separation Date;

WHEREAS, the parties entered into that certain Executive Employment Agreement (the “Employment Agreement”) effective January 3, 2012, as amended by that certain Amendment No. 1 to Employment Agreement effective March 14, 2012, and an Award Agreement dated as of August 6, 2020 (the “Award Agreement”).

NOW, THEREFORE in consideration of the promises described below, the Parties agree as follows:

1.    Transition Services. Effective as of the Effective Date, Executive shall no longer serve as the President and Chief Executive Officer of the Company. During the period from the Effective Date until the Separation Date (the “Transition Period”), Executive shall serve as a “Special Advisor to the CEO” of the Company, reporting to the Chief Executive Officer of the Company (the “CEO”). In such position, Executive shall have such duties, authority, and responsibilities as shall be determined by the CEO in the sole discretion of the CEO, shall make himself available to respond to and cooperate with requests for information and questions from the Company, and shall conduct himself professionally when dealing with employees, customers and vendors both in person and by email, phone or any other form of electronic communication. During the Transition Period, the Company shall pay Executive an annual base salary of $385,000 in periodic installments in accordance with the Company’s customary payroll practices and applicable wage payment laws, but no less frequently than monthly, and Executive shall continue to receive his benefits.

2.    Acceleration of Vesting. The 166,666 shares of Restricted Stock (as defined in the Award Agreement) that become fully vested on August 6, 2023, under the Award Agreement shall become fully vested on the Effective Date.

3.    Separation of Employment. During the Transition Period, Executive’s final day of employment shall be December 31, 2022, unless the Company terminates Executive’s employment prior to such date. For purposes of this Agreement, the term “Separation Date” means the earlier of (a) the date either Executive or the Company terminates Executive’s employment, or (b) December 31, 2022. Subject to the terms of this Agreement, Executive acknowledges that, if his employment terminates prior to the December 31, 2022, he is entitled to compensation and benefits through the actual date of termination only.

4.    Board of Directors. Upon the Separation Date, Executive shall tender his resignation from the Board of Directors of the Company and from all other positions the Executive then holds with the Company.

5.    General Release of Claims. In consideration for the benefits described in this Agreement, Executive forever releases and discharges the Company from any claims, rights, or causes of actions of any kind or nature, both known or unknown, up through and including the date Executive signs this Agreement. Executive provides this General Release not only on behalf of himself but also his heirs, executors, successors and assigns. Executive further agrees that this release and discharge of “the Company” includes not only the Company but also any of their respective current and former parents, subsidiaries, affiliates, joint ventures, predecessor and successor companies, and with respect to each such entity, all of its past, present and future officers, directors, agents and/or employees (all collectively referred to as the “Releasees”). This General Release includes, to the maximum extent permitted by law, claims, rights, and causes of action arising (a) under all federal, state or local law relating to employment and employment discrimination, termination rights, compensation or benefits, such as the Fair Labor Standards Act, the Age Discrimination in Employment Act (“ADEA”), the Older Worker Benefits Protection Act, Title VII of the Civil Rights Act of 1964, the Family and Medical Leave Act (“FMLA”), the Americans with Disabilities Act, the Civil Rights Act of 1866, the National Labor Relations Act, or any claims arising under the law of any state or locality within it, including but not limited to the laws of the State of Texas, and all common law claims in law or equity of any nature that he ever had or has, shall or may have against any of the Releasees that relate to any act, event, or omission, known or unknown, intentional, unintentional, or negligent, suspected or unsuspected, from the beginning of time up to and including the date of this Release, including, but not limited to, all claims known or unknown, asserted or unasserted which relate to any aspect of Executive’s employment by or termination from the Company and promises not to sue on any such claims; and/or (b) upon any other basis for legal, equitable or administrative relief, whether based on express or implied contract, tort, statute, regulation or other legal or equitable ground, and whether employment-related or not, including but not limited to breach of employment contract, fraud, negligence (including negligent hiring and retention), tort, implied contracts or implied covenants of good faith and fair dealing, and any and all other federal, state and local statutes, cases, authorities or laws providing a cause of action. Despite its generality, this General Release does not waive (1) Executive’s right to enforce this Agreement; (2) rights to vested benefits Executive may have under the Company’s benefit plans; (3) the right to file a charge or complaint with the U.S. Equal Employment Opportunity Commission or any state or local government agency and to participate in its investigation and proceedings, except that Executive waives the right to recover any damages as a result of such complaints or filings; (4) any claims or rights that cannot be lawfully waived by Executive; and (5) any claims, rights or causes of action arising after the date Executive signs this Agreement.

6.    Severance Pay. Beginning with the first payroll period in calendar year 2023, Executive shall receive severance in the amount of three hundred eighty-five thousand dollars ($385,000), less all applicable deductions, paid through the Company’s normal payroll cycle and over a twelve month period. Further, Executive’s Employer-provided health benefits will terminate as of the Separation Date, subject to Executive’s right to continue his health insurance under COBRA. If Executive elects COBRA, for a period of twelve months from the Separation Date, the Company will pay the percentage of the premium in an amount equal to the percentage of the premium for health insurance paid by the Company prior to the Separation Date. Notwithstanding the foregoing, Executive shall forfeit his right to receive the severance benefits described in this Section 6, and the Company will owe no further payments or other benefits of any kind to Executive, if Executive (a) violates the provisions of this Agreement or the Employment Agreement, or (b) fails to execute the attached General Release Agreement no earlier than his final day of employment and the applicable revocation period expires without valid revocation.

7.    Cooperation. Executive agrees to cooperate with the Company in the event of actual or threatened litigation, audits, or investigations by third parties involving facts known to him by virtue of his employment with the Company. The Company shall reimburse Executive for reasonable out-of-pocket expenses associated with such cooperation, including travel, lodging, and meal expenses. Unreasonable refusal on the part of Executive to cooperate with the Company’s requests for cooperation will constitute grounds for the Company to discontinue any outstanding severance payments immediately and the Company will owe no further payments or other benefits of any kind to Executive. The Company agrees to notify the Executive of any such unreasonable refusal and both parties will enter into a good faith discussion with the Executive for 7 business days to resolve any disagreement before taking any action.

8.    Unemployment. The Company shall not contest Executive’s entitlement to unemployment benefits. Nothing in this or any other section of this Agreement shall prohibit the Company from responding truthfully to government inquiries.

9.    Other Payments. Executive acknowledges that the payments set out in the Agreement will fully compensate him for all wages, bonuses, commissions, expenses, paid time off and any other benefit to which he was owed as a result of his employment with the Company. Executive acknowledges and agrees that the Company has complied with all of its obligations pursuant to the Agreement to date. Executive further acknowledges that he has been paid all salary and compensation due to him under the Fair Labor Standards Act and the wage and hour laws and wage payment and collection laws of Texas. Notwithstanding the foregoing, Executive shall participate in the 2022 Company Incentive Plan approved by the Compensation Committee of the Company’s Board of Directors on May 31, 2022, as if Executive had remained employed as CEO of the Company through the date any bonus payments are made under such plan.

10.    Confidentiality. Executive agrees that he will keep all terms and conditions of this Agreement, all confidential business information of the Company and its parents, subsidiaries, affiliates, and their respective successors and assigns and their respective customers, and the circumstances surrounding the termination of Executive’s employment confidential, and that he will not disclose or cause to be disclosed any such terms or conditions, directly or indirectly, to any person or entity other than his spouse, domestic partner, legal counsel, auditor or accountant, except to the extent required by law or as required to enforce the terms of this Agreement. Executive acknowledges and agrees that any material violation of this Section 10 will constitute a breach of this Agreement. The Company agrees that it will instruct any employees of the Company who know the terms of this Agreement that they are to keep them confidential.

11.    Non-Admission. Nothing in this Agreement shall be considered as or asserted to be an admission of any breach, wrongdoing, negligence, or discrimination on the part of either party.

12.    Entire Agreement. This Agreement contains the entire understanding of the Company and Executive concerning the Executive’s separation and supersedes and cancels all previous agreements, commitments, and writings between Executive and the Company except as otherwise specified herein. Notwithstanding the foregoing, the following provisions in the Employment Agreement will survive and remain in full force and effect during the Transition Period and following the Separation Date: Section 7 (Non-Solicitation of Customers or Employees; Non-Competition); Section 9 (Arbitration), Section 10 (General Provisions) and Exhibit B (Invention Assignment And Confidentiality Agreement). The Parties further agree that there are no written or oral terms or representations made by either party other than those contained herein. This Agreement shall not be changed except by another written agreement signed by the Parties.

13.    Severability. Each provision of this Agreement shall be considered severable. If any provision contained herein is held to be void, illegal, or unenforceable, such illegality or unenforceability shall not affect any of the other provisions herein, and the remaining provisions of this Agreement will continue to be given full force and effect.

14.    Governing Law, Jurisdiction, and Venue. Any dispute arising from or related to this Agreement or the interpretation or operation of this Agreement shall be resolved solely in state or federal courts located in the State of Maryland. The Parties hereby consent to, elect, and waive any objection to the laying of jurisdiction and venue in such courts in the event of litigation under or relating to this Agreement. This Agreement shall be interpreted under the laws of the State of Texas or any applicable federal law.

15.    Voluntary Agreement; Joint Drafting. By voluntarily executing this Agreement, each of the Parties confirms that they have been given sufficient time to review and consider this Agreement and that each is relying upon its own judgment and the advice of its legal counsel, and not on any recommendations or representations of the other party or any of its agents or representatives. By voluntarily executing this Agreement, each of the Parties confirms that it understands and accepts all terms and conditions of this Agreement as resolving fully all claims it has, had or may have against the other party. The Parties agree that this Agreement shall be treated as having been jointly drafted by the Parties.

16.    Successors and Assigns. This Agreement shall be binding on and enforceable by the successors and assigns of the Parties.

17.    Return of Company Property. Executive certifies and warrants that he will return all Company property in his possession to the Company within five (5) days after a request from the Company. This acknowledgement includes, but is not limited to, the following property: all computer equipment, software, computer files, flash drives or other portable storage devices, hard drives, discs, and all hard and electronic copies of documents, studies, reports, audits or files, including electronic copies, containing business information or analysis thereof received from the Company or any of its employees, vendors, customers or prospective customers or generated by Executive or his subordinates or colleagues during his employment with the Company, as well as keys, pass cards, credit cards, and electronic devices. Executive agrees that this provision covers any copies of documents saved on personal computer devices or the cloud. The Executive will notify the Company of any such downloads made before the Separation Date and cooperate with the Company in seeing that they are deleted or transferred back to the Company.

18.    Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH EXECUTIVE AND THE COMPANY MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES HERETO. THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE BY EACH OF THE PARTIES.

19.    No Pending Claims. Executive represents that he has not filed, directly or indirectly, or caused to be filed, any other claims against the Company or the Releasees released through the execution of this Agreement in any forum, including federal, state, or local court, in any arbitration, or any administrative proceeding with any federal, state, or any government agency. Executive acknowledges and agrees that should any government agency or third party pursue any claims on his behalf, he waives his right to any monetary or other recovery of any kind and/or acknowledges that the consideration paid to him by way of the Payment as described in this Agreement satisfies any such monetary or other recovery to the extent permitted by law.

20.    Counterparts. The parties agree that this document can be signed in counterparts and that a facsimile or portable document file (.pdf) of a version of this Agreement shall be given the same force and effect as an original signature.

IN WITNESS THEREOF, THE UNDERSIGNED PARTIES AFFIX THEIR SIGNATURES TO THIS AGREEMENT. THIS IS A GENERAL RELEASE AND WAIVER OF CLAIMS. YOU ARE ADVISED TO READ AND CONSULT WITH LEGAL COUNSEL PRIOR TO SIGNING.

[Signatures on Following Page]

TSS, Inc.

/s/ Anthony Angelini	By:	/s/ Peter Woodward
Anthony Angelini		Peter Woodward, Chairman

November 14, 2022		November 14, 2022
Date		Date

GENERAL RELEASE OF CLAIMS AND PROMISE NOT TO SUE

This General Release of Claims and Promise Not to Sue (“General Release”) is entered into by and between TSS, Inc (formerly known as Fortress International Group, Inc.,)(“TSS” or “the Company”) and Anthony Angelini (“Executive”) (collectively referred to as the “Parties”).

NOW, THEREFORE in consideration of the promises set forth in the Transition Services and Separation Agreement entered between the Parties on November 14, 2022, and incorporated by reference into this General Release, the Parties agree as follows:

1. General Release of Claims and Promise Not to Sue. In consideration for the benefits described in the Separation Agreement, Executive forever releases and discharges the Company from any claims, rights, or causes of actions of any kind or nature, both known or unknown, up through and including the date Executive signs this Agreement. Executive provides this General Release not only on behalf of himself but also his heirs, executors, successors and assigns. Executive further agrees that this release and discharge of “the Company” includes not only the Company but also any of their respective current and former parents, subsidiaries, affiliates, joint ventures, predecessor and successor companies, and with respect to each such entity, all of its past, present and future officers, directors, agents and/or employees (all collectively referred to as the “Releasees”). This General Release includes, to the maximum extent permitted by law, claims, rights, and causes of action arising (a) under all federal, state or local law relating to employment and employment discrimination, termination rights, compensation or benefits, such as the Fair Labor Standards Act, the Age Discrimination in Employment Act (“ADEA”), the Older Worker Benefits Protection Act, Title VII of the Civil Rights Act of 1964, the Family and Medical Leave Act (“FMLA”), the Americans with Disabilities Act, the Civil Rights Act of 1866, the National Labor Relations Act, or any claims arising under the law of any state or locality within it, including but not limited to the laws of the State of Texas, and all common law claims in law or equity of any nature that he ever had or has, shall or may have against any of the Releasees that relate to any act, event, or omission, known or unknown, intentional, unintentional, or negligent, suspected or unsuspected, from the beginning of time up to and including the date of this Release, including, but not limited to, all claims known or unknown, asserted or unasserted which relate to any aspect of Executive’s employment by or termination from the Company and promises not to sue on any such claims; and/or (b) upon any other basis for legal, equitable or administrative relief, whether based on express or implied contract, tort, statute, regulation or other legal or equitable ground, and whether employment-related or not, including but not limited to breach of employment contract, fraud, negligence (including negligent hiring and retention), tort, implied contracts or implied covenants of good faith and fair dealing, and any and all other federal, state and local statutes, cases, authorities or laws providing a cause of action. Despite its generality, this General Release does not waive (1) Executive’s right to enforce this Agreement; (2) rights to vested benefits Executive may have under the Company’s benefit plans; (3) the right to file a charge or complaint with the U.S. Equal Employment Opportunity Commission or any state or local government agency and to participate in its investigation and proceedings, except that Executive waives the right to recover any damages as a result of such complaints or filings; (4) any claims or rights that cannot be lawfully waived by Executive; and (5) any claims, rights or causes of action arising after the date Executive signs this Agreement.

2. Notice.   Pursuant to the Age Discrimination in Employment Act and the Older Workers Benefit Protection Act (“OWBPA”):

(a)         Acknowledgments. Executive acknowledges and agrees that the Company has offered him a period of at least twenty-one (21) days within which to consider this Agreement prior to signing it. Executive states that he has considered and made his own decision regarding whether to sign the Agreement prior to the expiration of the twenty-one day period.

(b)         Revocation & Effective Date. Executive has the right to revoke this Agreement by providing written notice of revocation to Christopher Johnson, Esquire, Miles & Stockbridge, 100 Light Street, Baltimore, Maryland 21202, before the expiration of seven (7) calendar days following the date Executive signs this Agreement (the “Revocation Period”). If Executive has not delivered the written notice of revocation before the expiration of the Revocation Period, this General Release shall take effect on the day following the expiration of the Revocation Period.

3. Counterparts. The parties agree that this document can be signed in counterparts and that a facsimile or portable document file (.pdf) of a version of this Agreement shall be given the same force and effect as an original signature.

IN WITNESS THEREOF, THE UNDERSIGNED PARTIES AFFIX THEIR SIGNATURES TO THIS AGREEMENT. THIS IS A GENERAL RELEASE AND WAIVER OF CLAIMS. YOU ARE ADVISED TO READ AND CONSULT WITH LEGAL COUNSEL PRIOR TO SIGNING.

FOR TSS, Inc.

By:
anthony angelini		Peter Woodward, Chairman

Date		Date

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